                                                                  Exhibit 10.8

                                 QUITCLAIM DEED

      THIS INDENTURE made the 18th day of August 2000.

BETWEEN BRANCOTE U.S. INC., the party of the first part, and HERB DUERR, the party of the second part,

      WITNESSETH: that said party of the first part, does hereby release and forever QUITCLAIM unto the party of the second part, and to his heirs and assigns, all the Mining Claims located in the State of Nevada listed on Exhibit "A" attached to this document.

      TO HAVE AND TO HOLD the said premises, together with the appurtenances, unto the part of the second part, and to this heirs and assigns forever.

      IN WITNESS WHEREOF the party of the first part has executed this conveyance the day and year first above written.


                              By: /s/ John Prochnau
                                 John Prochnau, Agent for Brancote U.S. Inc.

State of Nevada   )
                  )
County of Washoe  )

      On this 18th day of August 2000, personally appeared before me, a Notary Public JOHN PROCHNAU AGENT FOR BRANCOTE U.S. INC., personally known to me that he executed the same for the purposes therein stated.

                                    /s/ Cynthia Ball
                                    Notary Public

                                 EXHIBIT "A"

Mining claims located in the State of Nevada



Claim Name                          BLM NMC Number                     County
----------                          --------------                     ------
AS 111, 113                         709831, 709633                     Elko

Bell Flat 1, 3                      631962, 631964                     Churchill

Butch 23 - 30                       781564 - 781571                    Pershing
      42, 44                        781577, 781579

BT 71-76                            709637 - 709842                    Elko
   95, 97, 99                       708643, 709644, 709645

DD 38, 40                           608567, 608,569                    Eureka
   42 - 46                          608671 - 608575
   49 - 53, 47                      608678 - 608582, 731664

Dolly 21 -24                        709625 - 709627                    Elko

G 23, 24, 27                        631450, 631451, 631454             Mineral

GA 19                               631474                             Mineral

Gilman  31 - 31                     623866 - 623869                    Lander

Moongold 1, 3, 7                    625103, 625105, 625107             Washoe
         2, 4, 11                   730426, 730427, 730433

TC 36 - 40                          709646 - 709650                    White Pine
   41 - 43                          758619 - 758-621
